Exhibit 10.7

East Boston Savings Bank

AMENDED AND RESTATED Commercial Real Estate Promissory Note

$16,936,900.72	Boston, Massachusetts
As of February 27, 2020

This Amended and Restated Commercial Real Estate Promissory Note (this “Note”) amends, restates and replaces in its entirety, but does not extinguish the obligations evidenced by, the $13,135,000.00 Commercial Promissory Note dated May 27, 2015 (the “2015 Note”) and/or the $2,500,000.00 Commercial Promissory Note dated May 31, 2019 (the “2019 Note”), each made by the Borrower (as defined below) payable to the order of the Bank (as defined below), but which obligations are now restated and evidenced herein without duplication.

FOR VALUE RECEIVED, GANO HOLDINGS, LLC (hereinafter, the “undersigned” or the “Borrower”), a Rhode Island limited liability company having a mailing address c/o The Procaccianti Group, 1140 Reservoir Avenue, Cranston, Rhode Island 02920-6032, Attn: James A. Procaccianti, President and CEO, promises to pay to the order of

EAST BOSTON SAVINGS BANK

(hereinafter, with any subsequent holder, the “Bank”)

at an office of the Bank, the sum of SIXTEEN MILLION, NINE HUNDRED THIRTY-SIX THOUSAND, NINE HUNDRED AND 72/100 DOLLARS ($16,936,900.72), with interest from and after February 14, 2020 on the unpaid principal balance of the within Commercial Real Estate Promissory Note (hereinafter, the “Note”), or so much thereof as has been advanced and remains unrepaid hereunder, at the fixed, annual rate (the “Fixed Rate”) of FOUR and 25/100 percent (4.25%), provided that during the continuance of an Event of Default hereunder, interest shall accrue at the aggregate of the Fixed Rate plus five percent (5.0%) [500 basis points] per annum. All interest shall be payable in arrears and calculated on the basis of a 360 day year and the actual number of days elapsed.

Principal and interest on this Note shall be repaid as follows:

(a)              Commencing on March 15, 2020, and continuing on the 15th day of each month thereafter (each such day, a “Payment Day”) for the next 35 months, Borrower shall pay the Bank a monthly payment in the amount of the accrued and unpaid interest.

(b)              Commencing March 15, 2023, and on the 15th day of each month thereafter prior to the Maturity Date, Borrower will pay Lender monthly a payment in the amount determined by Lender in good faith as the monthly payment sufficient to fully amortize the principal balance of the loan evidenced by this Note (“Loan”) that is outstanding on

February 15, 2023 in substantially equal payments of principal and interest assuming a thirty-year amortization period commencing on February 15, 2023.

(c)              The entire outstanding principal balance hereof and all accrued and unpaid interest and other charges due hereon shall be due and payable on May 15, 2025 (the “Maturity Date”).

Borrower shall pay, upon billing therefor, a “Late Charge” equal to five percent (5%) of the amount of any scheduled monthly installment (but excluding any amounts due at maturity) not paid within ten (10) days after the due date thereof.

This Note or any portion thereof may be prepaid in full or in part at any time upon fifteen (15) days’ prior written notice to the holder of this Note.

This Note or any portion thereof may be prepaid in full or in part at any time upon fifteen (15) days’ prior written notice to the holder of this Note, subject to the payment of, in addition to sums otherwise payable, a prepayment fee (subject to the exceptions provided below) equal to two (2.00%) percent of the sums prepaid if prepaid on or before May 31, 2020; one-half of one percent (.50%) percent of the sums prepaid if prepaid after May 31, 2020 and on or before May 31, 2022; and zero (0%) percent of the sums prepaid if prepaid after May 31, 2022.

Notwithstanding the foregoing, if during the 6 months next after the date hereof there is no Event of Default then continuing beyond applicable notice and cure periods, to the extent the Borrower elects to prepay any amounts under this Note, with respect any such prepayments of sums in excess of the principal balance that was outstanding on February 14, 2020, there shall be no prepayment premium payable on such excess amount as is prepaid. As used herein, the term “Loan Year” shall mean each successive twelve (12) month period during the term of this Note, with the first Loan Year beginning on the date hereof and each successive Loan Year beginning at the end of the prior Loan Year.

Any partial prepayment of principal shall first be applied to any installment of principal then due and then shall be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve Borrower of the obligation to pay each subsequent installment of principal when due. No amounts repaid hereunder may be reborrowed.

Any payments received by the Bank on account of this Note prior to an Event of Default (defined below) shall be applied to reduce the Liabilities (as defined in the undersigned’s Open-End Mortgage, Security Agreement and Assignment to Secure Present and Future Loans Under Chapter 25 of Title 34 of the General Laws of the State of Rhode Island originally delivered from Lender to Borrower together with the 2015 Note, later modified in 2019 to additionally secure the 2019 Note (collectively, “Prior Loan”) and now further amended in connection herewith (as so further amended, the “Mortgage”) by application first, to any costs, expenses, or charges then owed the Bank by the Borrower, second, to accrued and unpaid interest, and third, to the unpaid principal balance hereof. Any payments so received after an Event of Default then continuing beyond applicable notice and cure periods shall also be applied to reduce the Liabilities, but by application to costs, expenses, charges, interest, principal and other changes owing under the Loan Documents in such order and amounts as the Bank may determine. The Borrower hereby authorizes the Bank to charge any deposit account which the Borrower may maintain with the Bank for any payment required hereunder.

The Borrower represents to the Bank that the proceeds of this Note will be used for commercial purposes.

The Bank, at its option, may declare the entire unpaid principal balance of this Note and accrued unpaid interest thereon to be immediately due and payable without demand, notice or protest (which are hereby waived), during the continuation of any one or more of the following events ( each an “Event of Default”):

(a) the failure by the undersigned to pay any amount due under this Note at the Maturity Date, or the failure of the undersigned to pay any installment of interest or principal hereunder within ten (10) days after the same is due; (b) the failure by the undersigned to pay within ten (10) days after written notice is given by the Bank of such failure of any of the undersigned’s other monetary liabilities, obligations, and indebtedness to the Bank arising under the Loan Documents (as defined in the Mortgage); (c) the failure by the undersigned to promptly, punctually, and faithfully perform, discharge, or comply with any of the undersigned’s nonmonetary liabilities, obligations, indebtedness or covenants arising under the Loan Documents to the Bank within thirty (30) days after written notice is given by the Bank of such failure; provided; however, to the extent such failure is not reasonably capable of cure in such time period, but Borrower commences cure within the first fifteen (15) days of such thirty (30) day period, then Borrower will be provided with additional time to cure not in excess of an addition ninety (90) days, provided that it is diligently pursuing a cure of such matter (the Note, liabilities, obligations, indebtedness, and covenants described in (b) and (c) are referred to herein as the “Liabilities”); (d) the determination by the Bank in good faith that any representation or warranty heretofore, now, or hereafter made by the undersigned to the Bank, in any document, instrument, agreement, or paper was not true or accurate in any material respect when given; (e) the occurrence of any event of default under any other Loan Documents not cured within any applicable grace or cure periods (notwithstanding that the Bank may not have exercised its rights upon default under any such Loan Documents); (f) any act by, against, or relating to the undersigned, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any significant part of the undersigned’s property and which, if resulting from acts of others, is not dismissed within ninety days of filing; (g) the granting of any trust mortgage or execution of a general assignment for the benefit of the creditors of the undersigned; (h) or the occurrence of any other voluntary or involuntary liquidation of the undersigned; adjudication of bankruptcy or insolvency relative to the undersigned; (i) the entry of an order for relief or similar order with respect to the undersigned in any proceeding pursuant to the Bankruptcy Reform Act of 1978 (commonly referred to as the Bankruptcy Code) or any other federal bankruptcy law; (j) the filing of any complaint, application, or petition by or against the undersigned initiating any matter in which the undersigned is or may be granted any relief from the debts of the undersigned pursuant to the Bankruptcy Code or to any other insolvency statute or procedure (provided that the filing of any such complaint, application or petition against the undersigned shall not constitute an Event of Default hereunder until the earlier of the expiry of ninety (90) days after filing without dismissal thereof or the entry of an Order for Relief against the undersigned); (k) Borrower’s calling of or participation in a meeting of creditors of the undersigned; (l) the offering by, or entering into by, the undersigned of any composition, extension or any other arrangement seeking general relief or extension for the debts of the undersigned, or the initiation of or participation in any other judicial or non-judicial proceeding or agreement by, against, or including the undersigned which seeks or intends to accomplish a reorganization or arrangement with creditors; (m) the entry of any final judgment without appeal pending, in excess of $100,000.00 by a court of competent jurisdiction against the undersigned, which judgment remains unsatisfied or is not discharged or dissolved by a bond (or by cash collateral acceptable to the Bank) for a period of sixty (60) days after the Borrower has actual knowledge of same; (k) the termination of existence, dissolution (other than administrative dissolution provided reinstatement is undertaken promptly after Borrower has knowledge of such dissolution) winding up, or liquidation of the undersigned; or (l) an Event of Default occurs under any of the Loan Documents (as “Loan Documents” is defined in the Mortgage as it is amended in connection herewith).

Any and all deposits or other sums at any time credited by, or due to the undersigned from, the Bank or any of its banking or lending affiliates or any bank acting as a participant under any loan arrangement between the Bank and the undersigned, and any cash, securities, instruments, or other property of the undersigned in the possession of the Bank, or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the undersigned, whether for safekeeping, or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Bank’s behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for any and all Liabilities, and may be applied or set off against such Liabilities at any time during the continuation of an Event of Default and whether or not other collateral is available to the Bank (provided, however, deposits or other sums held in trust or escrow for the benefit of a third party shall not be subject to such security or setoff and, in all events but subject to the requirements in the Mortgage that Borrower maintain an operating account with respect to the Mortgaged Premises (as defined in the Mortgage), any and all deposits or other sums may be withdrawn and utilized by the Borrower without restriction unless and until an Event of Default under the Loan Documents has occurred and is then continuing.

No delay or omission by the Bank in exercising or enforcing any of the Bank’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The undersigned shall indemnify, defend, and hold the Bank harmless against any claim brought or threatened against the Bank unless arising from Bank’s gross negligence, willful misconduct or bad faith (excluding consequential or indirect damages) by the undersigned, by any endorser or guarantor, or (if brought against the Bank on account of or arising from a Borrower default with respect to the Loan (as defined in the Mortgage) or fraud or material misrepresentation made in connection with the Loan as evidenced by the Loan Documents) by any other person (as well as from attorneys reasonable fees and expenses in connection therewith) on account of the Bank’s relationship with the undersigned or any endorser or guarantor hereof (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank’s selection, but at the expense of the undersigned), and if brought by any person other than Borrower or any endorser or guarantor, provided the Bank gives the Borrower prompt written notice thereof and the opportunity to itself address and defend such claim with counsel of its choosing reasonably acceptable to the Bank.

The undersigned will pay on demand during the continuation of an Event of Default, all attorneys’ reasonable fees, reasonable out-of-pocket expenses incurred by the Bank’s attorneys and all reasonable out-of-pocket costs incurred by the Bank (excluding consequential or indirect costs and damages), including, without limitation, reasonable costs and expenses associated with travel on behalf of the Bank, which costs and expenses are directly or indirectly related to the preservation, protection, collection or enforcement of any of the Bank’s rights against the undersigned or any endorser or guarantor of the Liabilities and against any collateral given the Bank to secure this Note or any other Liabilities of the undersigned or such endorser and guarantor to the Bank (whether or not suit is instituted by or against the Bank).

The undersigned, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted the undersigned or any endorser or guarantor by the Bank with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence, as described above, with respect to any other liability or any collateral given to secure any other liability of the undersigned or any endorser or guarantor to the Bank.

The Bank may at any time pledge all or any portion of its rights under this Note and any document executed in connection herewith to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341.

The Bank shall have the unrestricted right at any time or from time to time, and without Borrower’s consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an “Assignee”), and Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing (but without any material adverse change to, or increase in, any liabilities or obligations of the Borrower or material diminution of any of the rights of the Borrower under the Loan Documents and at no material cost to the Borrower). Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Note and shall have all of the rights and obligations of the Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent from and after the date of such assignment, the Bank remaining liable for any liabilities of Bank that may have occurred during the period that the Bank held this Note. The Bank may furnish any information concerning Borrower in its possession from time to time to prospective Assignees, provided that the Bank shall require any such prospective Assignees to agree in writing to maintain the confidentiality of such information.

The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to Borrower to grant to one or more banks or other financial institutions (each, a “Participant”) participating interests in any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with the Bank in connection with the Bank’s rights and obligations hereunder. The Bank may furnish any information concerning Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

This Note shall be binding upon the undersigned and each endorser and guarantor hereof and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Bank and its successors, endorsees, and assigns.

The undersigned and the Bank by the acceptance of this Note, make the following waiver knowingly, voluntarily, and intentionally, and the Borrower understands that the Bank, in the establishment and maintenance of the Bank’s relationship with the Borrower contemplated by the within Note, is relying thereon. THE UNDERSIGNED AND THE BANK, TO THE EXTENT ENTITLED THERETO, WAIVE ANY PRESENT OR FUTURE RIGHT OF THE BANK OR THE UNDERSIGNED, OR OF ANY GUARANTOR OR ENDORSER OF THE UNDERSIGNED OR OF ANY OTHER PERSON LIABLE TO THE BANK ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, ANY SUCH PERSON, AND THE BANK.

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This Note is delivered to the Bank at one of its offices in Massachusetts, shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The Bank, the undersigned and each endorser and guarantor of this Note each submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and/or, with respect to the undersigned and each endorser and guarantor of this Note, the courts of the State of Rhode Island for all purposes with respect to this Note, any collateral given to secure their respective liabilities, obligations and indebtedness to the Bank, and their respective relationships with the Bank.

WITNESS:	BORROWER (or the “undersigned”):

Gano Holdings, LLC, a Rhode Island limited liability company

	By:	/s/ James A. Procaccianti
James A. Procaccianti
Authorized Signatory

STATE OF RHODE ISLAND

Providence, ss.

On this 26th day of February 2020, before me, the undersigned notary public, personally appeared James A. Procaccianti, proved to me through satisfactory evidence of identification, which was being personally known to me to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ Natasha V. Ruane
NOTARY PUBLIC
[Affix Notarial Seal]

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